OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.
                Supplement dated November 10, 1997 to the
                     Prospectus dated March 3, 1997

The supplement dated July 31, 1997 to the Prospectus is replaced by this supplement. The
Prospectus is amended as follows:

1. The first footnote under the "Shareholder Transaction Expenses" table on page 4 is replaced with the following:

      (1) If you invest $1 million or more ($500,000 or more for purchases by "Retirement Plans", as defined in "Class A Contingent Deferred Sales Charge" on page 31) in Class A shares, you may have to pay a sales charge of up to 1% if you sell your shares within 12 calendar months (18 months for shares purchased prior to May 1, 1997) from the end of the calendar month during which you purchased those shares. See "How to Buy Shares Buying Class A Shares", below.

2. Pursuant to shareholder approval received on May 19, 1997, the sections of the Prospectus entitled "Investment Objective and Policies," and "Investment Techniques and
Strategies" are revised as follows:

      (1) The Fund's investment policies listed under the caption "Investment Policies and Strategies" on page 12 are no longer fundamental policies.

      (2) The Fund's policy that it may not invest more than 25% of its net assets (at the time of purchase) in securities of issuers located in any single foreign country on page 12 is no longer a fundamental policy.

      (3) The Fund's policy that it may not invest more than 5% of its net assets at the time of purchase in warrants (other than those that have been acquired in units or attached to other securities) or more than 2% of its net assets at the time of purchase in warrants not listed on the New York or American Stock Exchange on page 13 is no longer a fundamental policy.

      (4) The Fund's policy on illiquid securities on page 17 is changed to increase the amount of the Fund's assets that may be invested in such securities from 10% of its net assets to 15% of its net assets.



                                                                       Continued
                                   1

3. The section of the Prospectus captioned "The Sub-Adviser" set forth under "How the Fund is Managed" starting on page 20 is hereby revised to read as follows:

      The Manager has retained the Sub-Adviser to provide day-to-day portfolio management of the Fund. Prior to November 22, 1995, the Sub-Adviser was named Quest for Value Advisors and was the investment adviser to the Fund. The Sub-Adviser is a majority owned subsidiary of Oppenheimer Capital, a registered investment advisor, whose employees perform all investment advisory services provided to the Fund by the Sub-Adviser.

      On November 4, 1997, PIMCO Advisors L.P. ("PIMCO Advisors"), a registered investment adviser with $125 billion in assets under management through various subsidiaries, acquired control of Oppenheimer Capital and the Sub-Adviser. On November 5, 1997, a new sub-advisory agreement between  the Sub-Adviser and the Manager,  on terms identical to the prior  sub-advisory  agreement,  became  effective.
      The new  sub-advisory  agreement  had been
      approved by shareholders of the Fund on May 19, 1997. Value Advisors LLC, a limited liability company and a wholly-owned subsidiary of PIMCO
      Advisors, holds a one-third managing general partner interest in Oppenheimer Capital and a 1.0% general partner interest in the Sub-Adviser. Oppenheimer Capital L.P., a Delaware limited partnership whose units are traded on The New York Stock Exchange, owns the remaining two-thirds interest in Oppenheimer Capital. PIMCO Partners G.P., general partner of PIMCO Advisors, holds the sole general partner interest in Oppenheimer Capital, L.P.


4. The Average Annual Total Return information set forth on page 25 beneath the performance graph in "Performance of the Fund - How Has the Fund Performed - Comparing the Fund's Performance to the Market" is revised to read as follows:

      Average  Annual  Total  Return  of Class A  Shares  of the Fund at
      12/31/961

      1 Year                  5 Years                 Life of Class
      11.45%                  14.20%                  15.58%

-----------------
1 The commencement of operations of the Fund (Capital shares and income shares) was 2/13/87. Effective the date of this Prospectus, Capital shares have been designated as Class A shares. Income shares were redeemed on January 31, 1997 and are no longer outstanding. The average annual total returns are shown net of the current applicable 5.75% maximum initial sales charge and reflect the historical performance of the Class A shares of the Fund (formerly, Capital

                                                                       Continued
                                   2
shares) as adjusted for the fees and expenses of Class A shares in effect as of the date of this Prospectus (without giving effect to any fee waivers).



                                                                       Continued
                                   3

5. The second sentence in "Class A Shares" under "Classes of Shares" on page 26 is replaced by the following:

      If you purchase Class A shares as part of an investment of at least $1 million ($500,000 for Retirement Plans) in shares of one or more Oppenheimer funds, you will not pay an initial sales charge, but if you sell any of those shares within 12 months of buying them (18 months if the shares were purchased prior to May 1, 1997), you may pay a contingent deferred sales charge.

6. The following sentence is added to the end of "Which Class of Shares Should You Choose? - How Does It Affect Payments To My Broker?" on page 28:

      The Distributor may pay additional periodic compensation from its own resources to securities dealers or financial institutions based upon the value of shares of the Fund owned by the dealer or financial institution for its own account or for its customers.

7. The first sentence in the second paragraph of "Buying Class A Shares - Class A Contingent Deferred Sales Charge" on page 31 is replaced by the following:

      The Distributor pays dealers of record commission on those purchases in an amount equal to (i) 1.0% for non-Retirement Plan accounts, and (ii) for Retirement Plan accounts, 1.0% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of purchases over $5 million, calculated on a calendar year basis.

8. In the third paragraph of "Buying Class A Shares - Class A Contingent Deferred Sales Charge" on page 31, the first sentence is replaced by the following:

      If you redeem any of those shares purchased prior to May 1, 1997, within 18 months of the end of the calendar month of their purchase, a contingent deferred sales charge (called the "Class A contingent deferred sales charge") may be deducted from the redemption proceeds. A Class A contingent deferred sales charge may be deducted from the redemption proceeds of any of those shares purchased on or after May 1, 1997 that are redeemed within 12 months of the end of the calendar month of their purchase.



                                                                       Continued
                                   4

9. The third sentence of the second paragraph of "Reduced Sales Charges for Class A Share Purchases - Right of Accumulation" on page 32 is replaced by the following:

      The Distributor will add the value, at current offering price, of the shares you previously purchased and currently own to the value of current purchases to determine the sales charge rate that applies.

10. The third sub-paragraph in "Waivers of the Class A Contingent Deferred Sales Charge for Certain Redemptions" on page 35 is replaced by the following:

            o if, at the time of purchase of shares (prior to May 1, 1997) the dealer agreed in writing to accept the dealer's portion of the sales commission in installments of 1/18th of the commission per month (and no further commission will be payable if the shares are redeemed within 18 months of purchase);

            o if, at the time of purchase of shares (on or after May 1, 1997) the dealer agrees in writing to accept the dealer's portion of the sales commission in installments of 1/12th of the commission per month (and no further commission will be payable if the shares are redeemed within 12 months of purchase);

11. The following sub-paragraphs are added at the end of "Waivers of the Class A Contingent Deferred Sales Charge for Certain Redemptions" on page 35:

            o for distributions from Retirement Plans having 500 or more eligible participants, except distributions due to termination of all of the Oppenheimer funds as an investment option under the Plan; and

            o for distributions from 401(k) plans sponsored by broker-dealers that have entered into a special agreement with the Distributor allowing this waiver.

12. The following sentence is added to the end of the fifth paragraph in "Distribution and Service Plans for Class B and Class C Shares" on page 38:

      If a dealer has a special agreement with the Distributor, the Distributor will pay the Class B service fee and the asset-based sales charge to the dealer quarterly in lieu of paying the sales commission and service fee advance at the time of purchase.

13. The following is added as a new penultimate sentence to the sixth paragraph of "Distribution and Service Plans for Class B and Class C shares" on page 38:

      If a dealer has a special agreement with the Distributor, the Distributor shall pay the Class C service fee and asset-based sales charge to the dealer quarterly in lieu of paying the sales commission and service fee advance at the time of purchase.

14. The introductory phrase in the sixth sub-paragraph of "Waivers for Redemptions in Certain Cases" in "Waivers of Class B and Class C Sales Charges" on page 39 is replaced with the following and a new sub-section (6) is added as follows:

            o distributions from OppenheimerFunds prototype 401(k) plans and from certain Massachusetts Mutual Life Insurance Company prototype
      401(k) plans . . .  or (6) for loans to participants or beneficiaries.

15. The following sub-paragraph is added at the end of "Waivers for Redemptions in Certain Cases" in "Waivers of Class B and Class C Sales Charges" on page 39:

            o Distributions from 401(k) plans sponsored by broker-dealers that have entered into a special agreement with the Distributor allowing this waiver.

16. The section captioned "Special Investor Services" is revised by adding the following after the sub-section captioned "PhoneLink" on page 40:

      Shareholder Transactions by Fax. Requests for certain account transactions may be sent to the Transfer Agent by fax (telecopier). Please call 1-800-525- 7048 for information about which transactions are included. Transaction requests submitted by fax are subject to the same rules and restrictions as written and telephone requests described in this Prospectus.

November 10, 1997                                             PS0835.004

                  OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.
        Supplement Dated November 10, 1997 to the Statement of Additional Information dated March 3, 1997


      The supplements dated May 1, 1997 and July 31, 1997 to the Statement of Additional Information are replaced by this supplement. The Statement of Additional Information is amended as follows:

1. The section of the Statement of Additional Information entitled "Other Investment Restrictions" on starting page 16 is revised by this supplement to reflect that on May 19, 1997, the shareholders of the Fund approved the following changes:

      (a) The Fund's policy that prevents the Fund from investing in securities of other investment companies in an amount exceeding the limitations set forth in Section 12(d) of the 1940 Act and the rules thereunder, except as part of a plan of merger, consolidation, reorganization or an offer of exchange on page 16 is eliminated.

      (b) The Fund's policy that it may not purchase securities on margin except such short-term credits as may be necessary for the clearance of transactions on page 16 is no longer a fundamental policy.

      (c) The fundamental policy that prohibits the Fund from investing in physical commodities or commodity futures contracts except stock index futures and options on such futures under policies adopted by the Board of Directors and disclosed to shareholders on page 17 is replaced by the following fundamental policy: "The Fund cannot invest in physical commodities or physical commodity contracts; however, the Fund may: (i) buy and sell hedging instruments to the extent specified in its Prospectus from time to time, and (ii) buy and sell options, futures, securities or other instruments backed by, or the investment return from which is linked to changes in the price of, physical commodities."

2. The section of the Statement of Additional Information entitled "The Manager and its Affiliates" starting on page 21 is amended as follows:

      (a) The last sentence of the last paragraph of "The Investment Advisory Agreement" on page 23 is replaced with the following: "The Manager has retained the Sub-Adviser pursuant to a separate Subadvisory Agreement dated November 4, 1997 with respect to the Fund, which replaced the Subadvisory Agreement dated as of February 28, 1997.

      (b)  The  last  sentence  of  the  first  paragraph  of  "The  Subadvisory
      Agreement" on page 23 is replaced with the following: "The Subadvisory Agreement was approved by the Board of Trustees, including a majority of the Trustees who are not "interested persons" of the Trust (as defined in the Investment Company Act) and who have no direct or indirect financial interest in such agreements, on February 28, 1997 and by the shareholders of the Fund at a meeting held for that purpose on May 19, 1997.

      (c) The following is added after the final paragraph of "The Subadvisory Agreement":

          "The Sub-Adviser is a majority owned subsidiary of Oppenheimer Capital, a registered investment advisor, whose employees perform all investment advisory services provided to the Fund by the Sub-Adviser. On November 4, 1997, PIMCO Advisors L.P. ("PIMCO

          Advisors"), a registered investment adviser with $125 billion in assets under management through various subsidiaries, acquired control of Oppenheimer Capital and the Sub- Adviser. Value Advisors LLC, a limited liability company and a wholly-owned subsidiary of PIMCO
          Advisors, holds a one-third managing general partner interest in Oppenheimer Capital and a 1.0% general partner interest in the Sub-Adviser. Oppenheimer Capital L.P., a Delaware limited partnership whose units are traded on The New York Stock Exchange, owns the remaining two-thirds interest in Oppenheimer Capital. PIMCO Partners G.P., general partner of PIMCO Advisors, holds the sole general partner interest in Oppenheimer Capital, L.P.

          PIMCO Partners, G.P. ("PIMCO GP") owns approximately 42.83% and 66.37%, respectively, of the total outstanding Class A and Class B units of limited partnership interest ("Units") of PIMCO Advisors' sole general partner. PIMCO GP is a California general partnership with two general partners. The first of these is Pacific Investment Management Company, which is a California corporation and is wholly-owned by Pacific Financial Asset Management Company, a direct subsidiary of Pacific Life Insurance Company ("Pacific Life").

          The managing general partner of PIMCO GP is PIMCO Partners L.L.C. ("PPLLC"), a California limited liability company. PPLLC's members are the Managing Directors (the "PIMCO Managers") of Pacific Investment Management Company, a subsidiary of PIMCO Advisors (the "PIMCO Subpartnership"). The PIMCO Managers are: William H. Gross, Dean S. Meiling, James F. Muzzy, William F. Podlich, III, Frank B. Rabinovitch, Brent R. Harris, John L. Hague, William S. Thompson Jr., William C. Powers, David H. Edington, Benjamin Trosky, William R. Benz, II and Lee R. Thomas, III.

          PIMCO Advisors is governed by an Operating Board and an Equity Board. Because of its power to appoint (directly or indirectly ) seven of the twelve members of the Operating Board, the PIMCO Subpartnership may be deemed to control PIMCO Advisors. Because of direct or indirect power to appoint 25% of the members of the Equity Board, (i) Pacific Life and (ii) the PIMCO Managers and/or the PIMCO Subpartnership may each be deemed, under applicable provisions of the investment Company Act, to control PIMCO Advisors. Pacific Life, the PIMCO Subpartnership and the PIMCO Managers disclaim such control."

3. The section captioned "Performance of the Fund" on page 26 is revised by replacing the subsections captioned "Cumulative Total Returns" and "Total Returns at Net Asset Value" with the following:

      o Cumulative Total Returns. The cumulative "total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Cumulative total return is determined as follows:

                        ERV-P  = Total Return
                             P

      In calculating total returns for Class A shares, the current maximum sales charge of 5.75% (as a percentage of the offering price) is deducted from the initial investment ("P") (unless the return is shown at net asset value, as described below). Prior to the date hereof, the Fund operated as a closed-end investment company and no initial sales charge was imposed on Fund shares. Total returns also assume that all dividends and capital gains distributions during the period are reinvested to buy additional shares at net asset value per share, and that the investment is redeemed at the end of the period. As discussed above, total returns for Class A shares have been adjusted to reflect the fees and expenses of such Class of shares in effect as of the date thereof without giving effect to any fee waivers.

      The "average annual total returns" on an investment in Class A shares of the Fund (using the method described above) for the one year and five year periods ended December 31, 1996 and for the period from February 13, 1987 (commencement of operations) to December 31, 1996 (all of which preceded the open-end conversion) were 11.45%, 14.20% and 15.58%, respectively. The cumulative total return on the Fund's Class A shares for the period from February 13, 1987 (commencement of operations) to December 31, 1996 was 318.46%.

      o Total Returns at Net Asset Value. From time to time the Fund may also quote an "average annual total return at net asset value" or a "cumulative total return at net asset value" for Class A, Class B or Class C shares. Each is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end or contingent deferred sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions.

      The average annual total return at net asset value for Class A shares for the one and five year periods ended December 31, 1996 and for the period from February 13, 1987 through December 31, 1996 were 18.25%, 15.56% and 16.28%, respectively. The cumulative total return at net asset value on the Fund's Class A shares for the period from February 13, 1987 (commencement of operations) to December 31, 1996 was 343.99%.


November 10, 1997                                                   PX0835.003